DSS AmericaFirst Income Fund

Class A:  AFPAX
Class U:  AFPUX
Class I:  AFPIX

August 1, 2025

Supplement to the Prospectus and Summary Prospectus dated November 1, 2024

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The Board of Trustees of DSS AmericaFirst Funds (the “Trust”) has concluded that it is in the best interests of the DSS AmericaFirst Income Fund (the “Fund”) and its shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares no later than the close of business on August 29, 2025.

Effective immediately, the Fund will not accept any new investments.  In the near term, the Fund will begin liquidating its portfolio and will invest in cash until all shares have been redeemed.  The Fund will not be able to pursue its stated investment objective once it begins liquidating its portfolio.  Shares of the Fund are otherwise not available for purchase.

Prior to August 29, 2025, you may redeem your shares, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Dividends, Distributions and Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO AUGUST 29, 2025, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-877-217-8501.

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The Prospectus, Summary Prospectus for the Fund and Statement of Additional Information each dated November 1, 2024, and as may be supplemented, each provide information about the Fund and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling toll free 1-877-217-8501.

Please retain this Supplement for future reference.